UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2019

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Large Cap Value Fund (Formerly Great-West Putnam Equity Income Fund)
(Institutional Class, Investor Class and Investor II Class)
Annual Report
December 31, 2019
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective October 25, 2019, T. Rowe Price Associates, Inc. (“T. Rowe Price”) joined Putnam Investment Management, LLC (“Putnam”) as a sub-adviser to the Fund.
For the twelve-month period ended December 31, 2019, the Fund (Institutional Class shares) returned 26.92%, relative to a 26.54% return for the Russell 1000® Value Index, the Fund’s benchmark index.
T. Rowe Price Commentary
The Russell 1000 Value Index posted a positive return during the twelve-month period ended December 31, 2019. Large cap shares outperformed their smaller peers. As measured by various Russell indices, growth stocks soundly outperformed value across all market capitalizations. Within the Russell 1000 Value Index, all sectors posted double-digit returns. Information technology, industrials and business services, and financials led gains, while energy and health care relatively lagged.
The consumer staples sector was the leading relative outperformer, due to stock choices such as Tyson Foods. Shares continued to benefit from the ongoing effects of African swine fever, causing global protein prices to rise in the wake of the outbreak, and the reopening of the Chinese market to U.S. poultry sales later in the year.
Stock selection in information technology also added value. Within the sector, shares of Qualcomm advanced as a result of the chip manufacturer reaching a multibillion-dollar settlement with Apple in the second quarter, followed by a strong revenue beat later in the year, as mobile station modem shipments exceeded expectations.
The energy sector further contributed on strong stock picks, like TC Energy.
Conversely, names in communication services detracted. Shares of Telefonica underperformed during the year resulting from structural foreign exchange risk pertaining to Argentina and Great Britain and less than favorable performance of the broader Spanish telecommunications sector due to an increasingly competitive landscape.
The materials sector also hampered relative returns due to poor stock choices. Shares of DuPont de Nemours traded lower as a result of falling commodity chemical input prices, slowing demand in end markets, and the announced merger of DuPont’s Nutrition & Biosciences segment with International Flavors & Fragrances via a Reverse Morris Trust.
We believe the current balance of risks in the marketplace suggests caution is warranted. While a strong consumer and more accommodative monetary policy provide support, we believe regulatory and political risks will be elevated in 2020. Given neutral valuations, we expect positive but muted returns for the equity market in 2020 coupled with the potential for more extreme outcomes. Share price appreciation in recent periods has made pockets of attractive investment opportunities tougher to come by. Despite this challenging environment, we have identified attractively valued investment opportunities through bottom-up, fundamental analysis and continue to maintain a disciplined, longer-term approach while also taking advantage of volatility to selectively add shares of high-quality companies.
Putnam Commentary
It was a volatile period as the S&P 500® Index and Dow Jones Industrial Average suffered their worst May performance since 2010 - which was further exacerbated in the summer when the Federal Reserve

(“Fed”) cut short-term interest rates for the first time since 2008. However, in the final months of the period, stocks recovered after the Fed lowered short-term interest rates two more times. Following the October rate cut, the S&P 500 Index closed at a record high, and expectations of further monetary easing boosted stocks.
During this period, the Putnam sub-advised portion of the Fund outperformed its benchmark and added value in 9 out of 11 sectors as stock selection contributed to over 90% of the outperformance. Selections within financials proved most favorable. Positions in information technology, communication services, consumer discretionary and energy were also notably strong.
Within financials, the strategy benefitted from overweights to Citigroup, JPMorgan Chase, Bank of America and out of benchmark positions in KKR and Radian Group. Our investments in Microsoft and Apple added most to relative outperformance within the information technology sector. Other top contributors during the period included Ball Corp (materials), Charter Communications (communication services), Anadarko Petroleum (energy) and Hilton Worldwide (consumer discretionary).
Results were modestly dampened by positions in consumer staples. The avoidance of Philip Morris and underweight to Proctor & Gamble hurt most. Our beneficial overweight to Walmart offset some of the negative impact. Other top detractors included overweights to DXC Technology (information technology), Cisco (information technology) and Alcoa (materials).
The Putnam sub-advised portion of the Fund is a broadly diversified, large cap equity strategy that seeks to provide capital growth and current income by investing primarily in undervalued stocks of dividend-paying companies. Our bottom-up approach to value investing has not changed. Leveraging both fundamental and quantitative tools allows us to differentiate between cheap and undervalued. To do this, we assess the equity universe daily - across both growth and value styles. We combine a six-factor quantitative model with classic fundamental research. Defining value in this way keeps us on top of the changing market and brings us to places beyond traditional value sectors.
Throughout most of 2019, the best performing areas of the market were classic growth stocks in industries such as technology as well as stable growth stocks in industries such as real estate and utilities. Value stocks generally underperformed these areas of the market, and by the close of the period, value stocks were considerably less expensive than growth stocks, which creates buying opportunities for the portion of the Fund sub-advised by Putnam.
At the same time, a number of uncertainties and potential risks remain for investors, including a continued slowdown in global economic growth. For this reason, we are comfortable with the balanced structure of the Putnam sub-advised portion of the Fund, and we plan to maintain a mix of cyclical and defensive holdings. As always, our focus remains on individual stock selection and making sure that the risk/return profile is balanced for every holding in the portion of the Fund sub-advised by Putnam.
We continue to look for relative value. This means identifying companies that are attractively valued relative to businesses within the same sector. The most attractively priced technology stock, for example, could be considerably more expensive than most utility stocks. That doesn’t preclude it from being an attractive value opportunity, in our view. This is how the portion of the Fund sub-advised by Putnam can differ from the benchmark and, ideally, outperform it.
As always, we seek attractively priced stocks of companies with strong cash flows, earnings quality and capital allocation strategies. In addition, we target companies that are willing and able to grow their dividends. With that in mind, as of December 31st, the largest overweight versus the benchmark is within information technology followed by health care and industrials. The largest absolute exposure is within the financial sector, but we are modestly underweight the benchmark here. Communication services, real estate, and consumer discretionary sectors are most underweight at this time.
The views and opinions in this report were current as of December 31, 2019 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Investor II Class and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2019 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	26.92%	N/A	8.85%
Investor Class	26.53%	8.03%	10.63%
Investor II Class	N/A	N/A	6.85%
(a) Institutional Class inception date was May 1, 2015.
(b) Investor II Class inception date was October 25, 2019.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2019 (unaudited)
Sector	Percentage of Fund Investments
Financial	26.94%
Consumer, Non-cyclical	20.91
Industrial	9.37
Energy	8.85
Technology	8.45
Consumer, Cyclical	6.74
Utilities	6.74
Communications	6.51
Basic Materials	3.97
Government Money Market Mutual Funds	0.17
Short Term Investments	1.35
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2019 to December 31, 2019).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(06/29/19)	(12/31/19)	(06/29/19–12/31/19)
Institutional Class
Actual	$1,000.00	$1,094.50	$2.72 *
Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$2.60 *
Investor Class
Actual	$1,000.00	$1,092.50	$4.43 *
Hypothetical (5% return before expenses)	$1,000.00	$1,021.20	$4.23 *
Investor II Class
Actual	$1,000.00	$1,068.50	$4.22 **
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$4.08 **
* Expenses are equal to the Fund's annualized expense ratio of 0.51% for the Institutional Class and 0.83% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 186/365 days to reflect the one-half year period.
** Expenses are equal to the Fund's annualized expense ratio of 0.80% for the Investor II Class shares, multiplied by the average account value over the period, multiplied by 68/365 days to reflect the share class's inception date of October 25, 2019 through December 31, 2019.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND (FORMERLY GREAT-WEST PUTNAM EQUITY INCOME FUND)
Schedule of Investments
As of December 31, 2019
Principal Amount		Fair Value
CONVERTIBLE BONDS
Financial — 0.13%
$1,518,000	AXA SA(a) 7.25%, 05/15/2021	$ 1,750,254
TOTAL CONVERTIBLE BONDS — 0.13% (Cost $1,518,000)		$ 1,750,254
Shares
COMMON STOCK
Basic Materials — 3.98%
26,832	Air Products & Chemicals Inc	6,305,251
9,688	Akzo Nobel NV	989,381
158,698	Alcoa Corp(b)	3,413,594
132,162	CF Industries Holdings Inc	6,309,414
267,974	Dow Inc	14,666,217
133,850	DuPont de Nemours Inc	8,593,170
254,600	Freeport-McMoRan Inc	3,340,352
129,483	International Paper Co	5,962,692
22,892	Nucor Corp	1,288,362
6,300	PPG Industries Inc	840,987
2,118	Sherwin-Williams Co	1,235,938
		52,945,358
Communications — 6.53%
282,475	AT&T Inc	11,039,123
64,461	CenturyLink Inc	851,530
18,777	Charter Communications Inc Class A(b)	9,108,347
316,648	Cisco Systems Inc	15,186,438
365,990	Comcast Corp Class A	16,458,570
203,491	Fox Corp Class B	7,407,072
404,546	News Corp Class A	5,720,281
369,797	Telefonica SA	2,586,041
249,123	Verizon Communications Inc	15,296,152
21,798	Walt Disney Co	3,152,645
		86,806,199
Consumer, Cyclical — 6.77%
75,409	Alaska Air Group Inc	5,108,960
57,293	Aptiv PLC	5,441,116
215,128	BJ's Wholesale Club Holdings Inc(b)	4,892,011
44,200	Delta Air Lines Inc	2,584,816
146,597	General Motors Co	5,365,450
65,510	Hilton Worldwide Holdings Inc	7,265,714
24,599	Home Depot Inc	5,371,930
64,329	Kohl's Corp	3,277,563
87,900	L Brands Inc	1,592,748
99,003	Las Vegas Sands Corp	6,835,167
227,800	Mattel Inc(b)(c)	3,086,690
37,500	MGM Resorts International	1,247,625
29,900	PACCAR Inc	2,365,090
121,259	PulteGroup Inc	4,704,849
Shares		Fair Value
Consumer, Cyclical — (continued)
116,184	Southwest Airlines Co	$ 6,271,612
58,342	Walgreens Boots Alliance Inc	3,439,844
177,403	Walmart Inc	21,082,573
		89,933,758
Consumer, Non-Cyclical — 20.25%
159,511	AbbVie Inc	14,123,104
30,846	Allergan PLC	5,896,830
39,564	Amgen Inc	9,537,693
31,375	Anthem Inc	9,476,191
176,647	AstraZeneca PLC Sponsored ADR	8,807,619
41,481	Becton Dickinson & Co	11,281,588
45,495	Bristol-Myers Squibb Co	2,920,324
55,549	Bunge Ltd	3,196,845
53,361	Cigna Corp	10,911,791
270,970	Conagra Brands Inc	9,278,013
83,495	Corteva Inc	2,468,112
121,610	Coty Inc Class A	1,368,112
147,608	CVS Health Corp	10,965,798
27,177	Danaher Corp	4,171,126
63,507	Eli Lilly & Co	8,346,725
100,600	Gilead Sciences Inc	6,536,988
102,091	GlaxoSmithKline PLC	2,398,583
189,953	Johnson & Johnson	27,708,444
18,700	Kellogg Co	1,293,292
54,864	Keurig Dr Pepper Inc	1,588,313
76,502	Kimberly-Clark Corp	10,522,850
252,450	Kroger Co	7,318,525
86,825	Medtronic PLC	9,850,296
116,569	Merck & Co Inc	10,601,951
83,459	Molson Coors Beverage Co Class B	4,498,440
231,356	Nielsen Holdings PLC	4,696,527
55,198	PepsiCo Inc	7,543,911
397,866	Pfizer Inc	15,588,390
135,877	Philip Morris International Inc	11,561,774
77,623	Procter & Gamble Co	9,695,113
14,924	Regeneron Pharmaceuticals Inc(b)	5,603,664
136,331	Tyson Foods Inc Class A	12,411,574
28,279	United Rentals Inc(b)	4,716,089
15,400	Zimmer Biomet Holdings Inc	2,305,072
		269,189,667
Energy — 8.88%
982,666	BP PLC	6,181,147
18,244	Chevron Corp	2,198,584
152,021	ConocoPhillips	9,885,926
360,859	Encana Corp	1,689,594
232,526	Enterprise Products Partners LP	6,547,932
33,545	EOG Resources Inc	2,809,729
51,902	Equitrans Midstream Corp(c)	693,411
301,583	Exxon Mobil Corp	21,044,462
93,515	Halliburton Co	2,288,312
27,900	Hess Corp	1,863,999

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND (FORMERLY GREAT-WEST PUTNAM EQUITY INCOME FUND)
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
Energy — (continued)
212,081	Marathon Oil Corp	$ 2,880,060
218,340	Occidental Petroleum Corp	8,997,791
61,700	ONEOK Inc	4,668,839
26,000	Pioneer Natural Resources Co	3,935,620
46,400	Targa Resources Corp	1,894,512
225,900	TC Energy Corp(c)	12,031,299
379,505	Total SA	21,059,022
78,458	Valero Energy Corp	7,347,592
		118,017,831
Financial — 26.89%
354,056	American International Group Inc	18,173,694
45,277	American Tower Corp REIT	10,405,560
66,755	Apollo Global Management Inc	3,184,881
201,828	Assured Guaranty Ltd	9,893,609
149,069	AXA Equitable Holdings Inc	3,693,930
694,481	Bank of America Corp	24,459,621
39,300	Bank of New York Mellon Corp	1,977,969
34,312	Boston Properties Inc REIT	4,730,252
46,914	Capital One Financial Corp	4,827,920
87,406	Charles Schwab Corp	4,157,029
79,773	Chubb Ltd	12,417,465
277,178	Citigroup Inc	22,143,750
74,587	Equity Residential REIT	6,035,580
321,400	Fifth Third Bancorp	9,879,836
125,500	Franklin Resources Inc	3,260,490
163,308	Gaming & Leisure Properties Inc REIT	7,030,409
26,235	Goldman Sachs Group Inc	6,032,214
92,034	Hartford Financial Services Group Inc	5,592,906
374,242	JPMorgan Chase & Co	52,169,335
197,996	KeyCorp	4,007,439
84,768	KKR & Co Inc Class A	2,472,683
107,020	Loews Corp	5,617,480
27,279	Marsh & McLennan Cos Inc	3,039,153
177,392	MetLife Inc	9,041,670
252,734	MFA Financial Inc REIT	1,933,415
252,361	Morgan Stanley	12,900,694
20,600	Northern Trust Corp	2,188,544
61,978	Oportun Financial Corp	1,327,576
88,969	PNC Financial Services Group Inc	14,202,121
300,635	Radian Group Inc	7,563,977
28,900	Raymond James Financial Inc	2,585,394
147,996	Rayonier Inc REIT	4,848,349
44,236	SL Green Realty Corp REIT	4,064,404
203,984	State Street Corp	16,135,134
79,737	Truist Financial Corp	4,490,788
121,826	US Bancorp	7,223,064
597,156	Wells Fargo & Co	32,126,993
269,913	Weyerhaeuser Co REIT	8,151,373
Shares		Fair Value
Financial — (continued)
17,082	Willis Towers Watson PLC	$ 3,449,539
		357,436,240
Industrial — 9.35%
32,538	Boeing Co	10,599,579
58,038	Eaton Corp PLC	5,497,359
49,550	Emerson Electric Co	3,778,683
7,296	Flowserve Corp	363,122
88,049	Fortune Brands Home & Security Inc	5,753,122
10,254	General Dynamics Corp	1,808,293
1,230,808	General Electric Co	13,735,817
27,519	Honeywell International Inc	4,870,863
297,980	Johnson Controls International PLC	12,130,766
50,391	L3Harris Technologies Inc	9,970,867
37,211	Northrop Grumman Corp	12,799,468
68,011	nVent Electric PLC	1,739,721
40,065	Raytheon Co	8,803,883
16,000	Snap-on Inc	2,710,400
22,700	Stanley Black & Decker Inc	3,762,298
72,447	Stericycle Inc(b)(c)	4,622,843
11,000	TE Connectivity Ltd	1,054,240
50,265	Union Pacific Corp	9,087,409
84,495	United Parcel Service Inc Class B	9,890,985
8,100	United Technologies Corp	1,213,056
		124,192,774
Technology — 8.47%
87,487	Activision Blizzard Inc	5,198,477
48,402	Apple Inc	14,213,247
82,300	Applied Materials Inc	5,023,592
57,060	Cognizant Technology Solutions Corp Class A	3,538,861
11,200	DXC Technology Co	421,008
44,303	Fidelity National Information Services Inc	6,162,104
97,307	Intel Corp	5,823,824
198,978	Microsoft Corp	31,378,831
42,764	NXP Semiconductors NV	5,442,147
275,277	QUALCOMM Inc	24,287,690
76,920	Texas Instruments Inc	9,868,067
19,700	Western Digital Corp	1,250,359
		112,608,207
Utilities — 6.07%
103,798	American Electric Power Co Inc	9,809,949
104,700	CenterPoint Energy Inc	2,855,169
188,457	Edison International	14,211,542
4,100	Evergy Inc	266,869
117,948	Exelon Corp	5,377,249
59,533	NextEra Energy Inc	14,416,511
329,427	NiSource Inc	9,171,248
145,186	NRG Energy Inc	5,771,144

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND (FORMERLY GREAT-WEST PUTNAM EQUITY INCOME FUND)
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
Utilities — (continued)
19,617	Sempra Energy	$ 2,971,583
248,302	Southern Co	15,816,838
		80,668,102
TOTAL COMMON STOCK — 97.19% (Cost $1,017,783,860)		$1,291,798,136
CONVERTIBLE PREFERRED STOCK
Consumer, Non-Cyclical — 0.73%
92,619	Becton Dickinson & Co 6.13%	6,060,349
3,049	Danaher Corp 4.75%	3,585,289
		9,645,638
Industrial — 0.06%
7,145	Stanley Black & Decker Inc 5.25%	775,467
Utilities — 0.69%
18,110	Aqua America Inc 6.00%	1,130,958
33,399	Sempra Energy 6.00%	4,009,405
10,177	Sempra Energy 6.75%(c)	1,213,302
53,439	Southern Co 6.75%	2,877,156
		9,230,821
TOTAL CONVERTIBLE PREFERRED STOCK — 1.48% (Cost $16,390,094)		$ 19,651,926
GOVERNMENT MONEY MARKET MUTUAL FUNDS
590,000	Goldman Sachs Financial Square Government Fund Institutional Shares(d), 1.51%(e)	590,000
600,000	Invesco Government & Agency Portfolio Institutional Class(d), 1.51%(e)	600,000
550,000	JPMorgan U.S. Government Money Market Fund Capital Shares(d), 1.50%(e)	550,000
570,000	Morgan Stanley Institutional Liquidity Funds Government Portfolio(d), 1.51%(e)	570,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.17% (Cost $2,310,000)		$ 2,310,000
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 1.35%
$2,112,101	Undivided interest of 12.62% in a repurchase agreement (principal amount/value $16,756,503 with a maturity value of $16,757,946) with Daiwa Capital Markets America Inc, 1.55%, dated 12/31/19 to be repurchased at $2,112,101 on 1/2/20 collateralized by U.S. Treasury securities, 0.00% - 5.25%, 1/14/20 - 2/15/49, with a value of $17,091,638.(d)	$ 2,112,101
3,652,682	Undivided interest of 13.55% in a repurchase agreement (principal amount/value $26,989,456 with a maturity value of $26,991,810) with Bank of Montreal, 1.57%, dated 12/31/19 to be repurchased at $3,652,682 on 1/2/20 collateralized by various U.S. Government Agency securities, 2.50% - 5.00%, 4/20/49 - 12/1/49, with a value of $27,529,245.(d)	3,652,682
243,812	Undivided interest of 16.86% in a repurchase agreement (principal amount/value $1,448,214 with a maturity value of $1,448,339) with BNP Paribas Securities Corp, 1.55%, dated 12/31/19 to be repurchased at $243,812 on 1/2/20 collateralized by U.S. Treasury securities, 0.00% - 3.88%, 5/15/20 - 11/15/48, with a value of $1,477,178.(d)	243,812
1,159,102	Undivided interest of 2.62% in a repurchase agreement (principal amount/value $44,284,997 with a maturity value of $44,288,860) with Scotia Capital (USA) Inc, 1.57%, dated 12/31/19 to be repurchased at $1,159,102 on 1/2/20 collateralized by various U.S. Government Agency securities, 2.50% - 6.50%, 9/1/24 - 11/1/49, with a value of $45,174,637.(d)	1,159,102

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND (FORMERLY GREAT-WEST PUTNAM EQUITY INCOME FUND)
Schedule of Investments
As of December 31, 2019
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$3,652,682	Undivided interest of 23.90% in a repurchase agreement (principal amount/value $15,291,069 with a maturity value of $15,292,403) with Bank of America Securities Inc, 1.57%, dated 12/31/19 to be repurchased at $3,652,682 on 1/2/20 collateralized by various U.S. Government Agency securities, 3.00% - 4.52%, 4/1/24 - 9/1/49, with a value of $15,596,890.(d)	$ 3,652,682
1,159,102	Undivided interest of 3.44% in a repurchase agreement (principal amount/value $33,751,248 with a maturity value of $33,754,192) with RBC Capital Markets Corp, 1.57%, dated 12/31/19 to be repurchased at $1,159,102 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 6/30/21 - 12/1/49, with a value of $34,426,275.(d)	1,159,102
1,159,102	Undivided interest of 7.19% in a repurchase agreement (principal amount/value $16,152,649 with a maturity value of $16,154,085) with Credit Agricole Securities (USA) Inc, 1.60%, dated 12/31/19 to be repurchased at $1,159,102 on 1/2/20 collateralized by various U.S. Government Agency securities, 3.00% - 5.00%, 11/1/33 - 8/1/49, with a value of $16,475,702.(d)	1,159,102
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$4,811,784	Undivided interest of 7.29% in a repurchase agreement (principal amount/value $66,115,552 with a maturity value of $66,121,319) with Citigroup Global Markets Inc, 1.57%, dated 12/31/19 to be repurchased at $4,811,784 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/13/20 - 9/20/69, with a value of $67,437,863.(d)	$ 4,811,784
TOTAL SHORT TERM INVESTMENTS — 1.35% (Cost $17,950,367)		$ 17,950,367
TOTAL INVESTMENTS — 100.32% (Cost $1,055,952,321)		$1,333,460,683
OTHER ASSETS & LIABILITIES, NET — (0.32)%		$ (4,293,478)
TOTAL NET ASSETS — 100.00%		$1,329,167,205

(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of the security is on loan at December 31, 2019.
(d)	Collateral received for securities on loan.
(e)	Rate shown is the 7-day yield as of December 31, 2019.
ADR	American Depositary Receipt
LP	Limited Partnership
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND (FORMERLY GREAT-WEST PUTNAM EQUITY INCOME FUND)
Schedule of Investments
As of December 31, 2019
At December 31, 2019, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Depreciation
BB	USD	2,244,482	GBP	1,728,700	March 18, 2020	$(50,295)
CIT	USD	1,909,697	CAD	2,531,300	January 15, 2020	(39,827)
CIT	USD	4,007,541	EUR	3,592,000	March 18, 2020	(41,062)
CIT	USD	12,298,860	GBP	9,471,700	March 18, 2020	(274,423)
					Net Depreciation	$(405,607)
Counterparty Abbreviations:
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2019
Great-West Large Cap Value Fund (Formerly Great-West Putnam Equity Income Fund)
ASSETS:
Investments in securities, fair value (including $19,930,990 of securities on loan)(a)	$1,315,510,316
Repurchase agreements, fair value(b)	17,950,367
Cash	14,890,465
Cash denominated in foreign currencies, fair value(c)	1,921,072
Dividends and interest receivable	1,973,422
Subscriptions receivable	825,965
Receivable for investments sold	936,571
Total Assets	1,354,008,178
LIABILITIES:
Payable for director fees	3,615
Payable for investments purchased	351,050
Payable for other accrued fees	58,143
Payable for shareholder services fees	66,196
Payable to investment adviser	709,947
Payable upon return of securities loaned	20,260,367
Redemptions payable	2,986,048
Unrealized depreciation on forward foreign currency contracts	405,607
Total Liabilities	24,840,973
NET ASSETS	$1,329,167,205
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$16,984,672
Paid-in capital in excess of par	1,029,313,839
Undistributed/accumulated earnings	282,868,694
NET ASSETS	$1,329,167,205
NET ASSETS BY CLASS
Investor Class	$45,552,502
Institutional Class	$1,117,066,184
Investor II Class	$166,548,519
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	350,000,000
Investor II Class	105,000,000
Issued and Outstanding
Investor Class	2,103,925
Institutional Class	151,699,915
Investor II Class	16,042,880
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$21.65
Institutional Class	$7.36
Investor II Class	$10.38
(a) Cost of investments	$1,038,001,954
(b) Cost of repurchase agreements	$17,950,367
(c) Cost of cash denominated in foreign currencies	$1,914,343
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2019
Great-West Large Cap Value Fund (Formerly Great-West Putnam Equity Income Fund)
INVESTMENT INCOME:
Interest	$423,551
Income from securities lending	67,225
Dividends	25,218,938
Foreign withholding tax	(247,619)
Total Income	25,462,095
EXPENSES:
Management fees	4,283,034
Shareholder services fees – Investor Class	604,396
Shareholder services fees – Investor II Class	122,044
Audit and tax fees	35,098
Custodian fees	26,306
Director's fees	13,933
Distribution fees–Class L	8,048
Legal fees	9,400
Pricing fees	960
Registration fees	39,389
Shareholder report fees	20,902
Transfer agent fees	9,739
Other fees	2,219
Total Expenses	5,175,468
Less amount reimbursed by investment adviser - Investor II Class	47,251
Less amount waived by investment adviser	138,815
Net Expenses	4,989,402
NET INVESTMENT INCOME	20,472,693
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	64,411,201
Net realized loss on futures contracts	(198)
Net realized loss on forward foreign currency contracts	(679,396)
Net Realized Gain	63,731,607
Net change in unrealized appreciation on investments and foreign currency translations	130,982,371
Net change in unrealized depreciation on forward foreign currency contracts	(405,607)
Net Change in Unrealized Appreciation	130,576,764
Net Realized and Unrealized Gain	194,308,371
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$214,781,064
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2019 and 2018
Great-West Large Cap Value Fund (Formerly Great-West Putnam Equity Income Fund)	2019	2018
OPERATIONS:
Net investment income	$20,472,693	$19,164,797
Net realized gain	63,731,607	75,600,000
Net change in unrealized appreciation (depreciation)	130,576,764	(163,043,726)
Net Increase (Decrease) in Net Assets Resulting from Operations	214,781,064	(68,278,929)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(7,582,365)	(13,104,471)
Class L(a)	(346,588)	(546,398)
Institutional Class	(103,220,509)	(87,269,081)
Investor II Class(b)	(4,800,685)	N/A
From Net Investment Income and Net Realized Gains	(115,950,147)	(100,919,950)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	26,988,156	67,874,479
Class L(a)	449,788	772,349
Institutional Class	615,305,686	110,896,977
Investor II Class(b)	3,058,266	-
Shares issued in reinvestment of distributions
Investor Class	7,582,365	13,104,471
Class L(a)	346,588	546,398
Institutional Class	103,220,509	87,269,081
Investor II Class(b)	4,800,685	N/A
Shares issued in connection with fund reorganization
Investor Class	46,529,694	N/A
Institutional Class	536,262,410	N/A
Investor II Class(b)	172,387,708	N/A
Shares redeemed
Investor Class	(272,495,788)	(118,893,320)
Class L(a)	(4,950,675)	(1,442,234)
Institutional Class	(701,244,228)	(167,148,303)
Investor II Class(b)	(20,318,222)	-
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	517,922,942	(7,020,102)
Total Increase (Decrease) in Net Assets	616,753,859	(176,218,981)
NET ASSETS:
Beginning of year	712,413,346	888,632,327
End of year	$1,329,167,205	$712,413,346
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2019 and 2018
Great-West Large Cap Value Fund (Formerly Great-West Putnam Equity Income Fund)	2019	2018
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	1,333,943	3,232,416
Class L(a)	49,564	75,361
Institutional Class	85,347,901	12,758,522
Investor II Class(b)	295,003	-
Shares issued in reinvestment of distributions
Investor Class	368,048	706,735
Class L(a)	39,661	65,505
Institutional Class	14,098,826	12,298,681
Investor II Class(b)	461,604	N/A
Shares issued in connection with fund reorganization
Investor Class	2,270,346	N/A
Institutional Class	74,807,159	N/A
Investor II Class(b)	17,238,771	N/A
Shares redeemed
Investor Class	(13,355,562)	(5,609,309)
Class L(a)	(569,185)	(143,367)
Institutional Class	(96,707,625)	(18,717,502)
Investor II Class(b)	(1,952,498)	-
Net Increase	83,725,956	4,667,042
(a)	Class L closed on October 25, 2019.
(b)	Investor II Class inception date was October 25, 2019.
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND (FORMERLY GREAT-WEST PUTNAM EQUITY INCOME FUND)
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2019	$17.97	0.44	4.27	4.71	(0.18)	(0.85)	(1.03)	$21.65	26.53%
12/31/2018	$21.13	0.44	(2.43)	(1.99)	(0.06)	(1.11)	(1.17)	$17.97	(9.52%)
12/31/2017	$19.16	0.40	2.69	3.09	(0.18)	(0.94)	(1.12)	$21.13	16.22%
12/31/2016	$16.80	0.37	2.76	3.13	(0.12)	(0.65)	(0.77)	$19.16	18.75%
12/31/2015	$19.25	0.35	(1.65)	(1.30)	(0.24)	(0.91)	(1.15)	$16.80	(6.89%)
Institutional Class
12/31/2019	$ 6.77	0.19	1.57	1.76	(0.32)	(0.85)	(1.17)	$ 7.36	26.92%
12/31/2018	$ 8.93	0.22	(1.01)	(0.79)	(0.26)	(1.11)	(1.37)	$ 6.77	(9.15%)
12/31/2017	$ 8.80	0.22	1.21	1.43	(0.36)	(0.94)	(1.30)	$ 8.93	16.56%
12/31/2016	$ 8.20	0.21	1.33	1.54	(0.29)	(0.65)	(0.94)	$ 8.80	19.16%
12/31/2015 (d)	$10.00	0.16	(0.87)	(0.71)	(0.26)	(0.83)	(1.09)	$ 8.20	(7.26%) (e)
Investor II Class
12/31/2019 (f)	$10.00	0.05	0.63	0.68	(0.06)	(0.24)	(0.30)	$10.38	6.85% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Investor Class
12/31/2019	$ 45,553	0.87%	0.83	2.19	28%
12/31/2018	$ 206,479	0.85%	0.82	2.09	22%
12/31/2017	$ 277,957	0.85%	0.83	1.97	25%
12/31/2016	$ 292,467	0.85%	0.84	2.12	26%
12/31/2015	$ 310,100	0.83%	0.83	1.86	41%
Institutional Class
12/31/2019	$1,117,066	0.52%	0.51	2.50	28%
12/31/2018	$ 502,097	0.48%	0.47	2.46	22%
12/31/2017	$ 605,736	0.49%	0.47	2.34	25%
12/31/2016	$ 529,402	0.49%	0.49	2.48	26%
12/31/2015 (d)	$ 484,008	0.47% (h)	0.47 (h)	2.56 (h)	41%
Investor II Class
12/31/2019 (f)	$ 166,549	1.04% (h)	0.80 (h)	2.37 (h)	28%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Investor II Class inception date was October 25, 2019.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND (FORMERLY GREAT-WEST PUTNAM EQUITY INCOME FUND)
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West Large Cap Value Fund (Formerly Great-West Putnam Equity Income Fund) (the Fund) are included herein. The investment objective of the Fund is to seek capital growth and current income. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Investor II Class and Institutional Class. Class L shares were previously offered but closed on October 25, 2019. Investor II Class shares were closed to new permitted accounts on October 25, 2019. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2019

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Convertible Bonds, Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2019, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Convertible Bonds	$ —	$ 1,750,254	$ —	$ 1,750,254
Common Stock	1,257,256,386	34,541,750	—	1,291,798,136
Convertible Preferred Stock	—	19,651,926	—	19,651,926
Government Money Market Mutual Funds	2,310,000	—	—	2,310,000
Short Term Investments	—	17,950,367	—	17,950,367
Total Assets	$ 1,259,566,386	$ 73,894,297	$ 0	$ 1,333,460,683
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(405,607)	—	(405,607)
Total Liabilities	$ 0	$ (405,607)	$ 0	$ (405,607)
(a)	Forward Foreign Currency Contracts are reported at the security’s unrealized appreciation/(depreciation), which represents the change in the contract’s value from trade date
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO). Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Annual Report - December 31, 2019

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	2019	2018
Ordinary income	$28,862,281	$17,579,413
Long-term capital gain	91,199,014	83,340,537
	$120,061,295	$100,919,950
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments to the accounting treatment of partnerships, adjustments for real estate investment trusts and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $33,760,425 from Paid-in capital to Undistributed/accumulated earnings for December 31, 2019. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$464,829
Undistributed long-term capital gains	11,623,515
Net unrealized appreciation on foreign currency	6,729
Capital loss carryforwards	—
Post-October losses	(336,151)
Net unrealized appreciation	271,109,772
Tax composition of capital	$282,868,694
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(336,151)	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2019 were as follows:
Federal tax cost of investments	$1,061,945,304
Gross unrealized appreciation on investments	326,304,929
Gross unrealized depreciation on investments	(55,195,157)
Net unrealized appreciation on investments	$271,109,772

Annual Report - December 31, 2019

2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Futures Contracts
The Fund uses futures contracts in order to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 3 futures contracts for the reporting period. At December 31, 2019, there were no futures contracts held.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

Annual Report - December 31, 2019

Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional amount of $19,134,222 in forward contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2019 is as follows:
	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts (forwards)	Unrealized depreciation on forward foreign currency contracts	$(405,607)
The effect of derivative investments for the year ended December 31, 2019 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Equity contracts (futures contracts)	Net realized loss on futures contracts	$ (198)
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$(679,396)	Net change in unrealized depreciation on forward foreign currency contracts	$(405,607)
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2019.
		Gross Amounts Not Offset on the Statement of Assets and Liabilities
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Liabilities (forward contracts)	$(405,607)	$—	$—	$—	$(405,607)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective October 25, 2019, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.61% of the Fund’s average daily net assets up to $1 billion dollars, 0.56% of the Fund's daily net assets over $1 billion dollars and 0.51% of the Fund's average daily net assets over $2 billion dollars. Prior to that date, the Adviser received monthly compensation at the annual rate of 0.47% of the Fund's average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
Effective October 25, 2019, the Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.61% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder services fees and certain extraordinary expenses (the "Expense Limit"). Prior to that date, the Advisor had contractually agreed to waive fees or reimburse expenses that exceeded 0.47% of the Fund's

Annual Report - December 31, 2019

daily net assets attributable to each Class. The agreement's current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
Effective October 25, 2019, the Adviser has contractually agreed to permanently reimburse expenses and/or pay the Fund if expenses of the Investor II Class exceed 0.81% of the Class's average daily net assets ("Expense Cap"). Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with GWCM or by the Board of Great-West Funds. The amount reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2019, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Recoupment of Past Reimbursed Fees by the Adviser
$38,648	$38,225	$38,606	$0
Effective October 25, 2019, the Adviser and Great-West Funds have entered into as sub-advisory agreement with Putnam Investment Management, LLC and T. Rowe Price Associates, Inc. Prior to that date, the Adviser and Great-West Funds had a sub-advisory agreement with Putnam Investment Management, LLC.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class and Investor II Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. For the period January 1, 2019 through October 25, 2019, the Fund had entered into a shareholder services agreement with GWL&A which provided recordkeeping and shareholder services to shareholders and account owners and received from the Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the Class L shares.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. For the period January 1, 2019 through October 25, 2019, the Fund was entered into a plan of distribution which provided for compensation for distribution of Class L shares and provided or arranged for the provision of services to Class L shareholders. The distribution plan provided for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $975,000 for the fiscal year ended December 31, 2019.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $241,547,777 and $442,938,480, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2019, the

Annual Report - December 31, 2019

Fund had securities on loan valued at $19,930,990 and received collateral as reported on the Statement of Assets and Liabilities of $20,260,367 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2019. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Common Stocks	$20,236,067
Convertible Preferred Stock	24,300
Total secured borrowings	$20,260,367
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
7.  FUND REORGANIZATION
On October 25, 2019, the Great-West T. Rowe Price Equity Income Fund of Great-West Funds, Inc. (the Target Fund) reorganized into the Fund pursuant to an agreement and plan of reorganization approved by the Board of Directors (the Reorganization). The Reorganization was approved by the shareholders of the Target Fund. The Target Fund was considered the accounting and performance survivor, which means the Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes and the Target Fund’s shareholders did not recognize gains or losses for federal income tax purposes as a result of the reorganization. The merger was accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Fund in exchange for shares of the Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund.
Prior to the closing of the reorganization on October 25, 2019, the Target Fund distributed all of its net investment income and capital gains, if any.
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Fund as of the date of the Reorganization were as follows:
Cost of investments	$ 484,701,707
Investments in securities, fair value	600,034,081
Net unrealized appreciation	115,332,374
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Share Transactions
The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization were as follows:
	Shares Outstanding	Net Assets	NAV per Share
The Target Fund - Prior to the Reorganization
Investor Class(a)	8,215,409	168,371,912	20.49
Institutional Class	75,641,267	542,240,009	7.17
Class L(a)	464,632	4,015,796	8.64
The Fund - Prior to the Reorganization
Investor Class	2,973,114	46,529,694	15.65
Institutional Class	55,439,692	536,262,410	9.67

Annual Report - December 31, 2019

	Shares Outstanding	Net Assets	NAV per Share
Class L	-	-	-
The Fund - After the Reorganization
Investor Class	2,270,334	46,529,694	20.49
Investor II Class	17,238,771	172,387,708	10.00
Institutional Class	150,448,673	1,078,502,420	7.17
Class L	-	-	-
(a)Investor Class and Class L shares of the Target Fund converted into Investor II Class shares of the Fund as part of the Reorganization.
Pro Forma Results of Operations
The beginning of the Target Fund's fiscal year was January 1, 2019. Assuming the reorganization had been completed on January 1, 2019, the beginning of the Fund's current fiscal year, the pro forma results of operations for the year ended December 31, 2019, are as follows:
Net investment income	$ 28,221,037
Net realized and unrealized gain	294,421,998
Net increase in net assets resulting from operations	$ 322,643,035
Because the combined investment portfolios have been managed as a single integrated fund since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Fund since the Reorganization was consummated.
8.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
9.  LEGAL PROCEEDINGS
The Fund is a named defendant in a lawsuit assigned to a litigation trustee, which seeks to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the Fund participated. A motion to dismiss was filed in this case and the district court granted the motion on January 9, 2017. The litigation trustee filed a motion seeking leave to amend its complaint, which was denied on April 23, 2019. It is expected the litigation trustee will appeal. The Fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by district court and affirmed on appeal by the Second Circuit Court of Appeals. This second action asserted state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. The plaintiffs in this second action filed a petition for a writ of certiorari with the U.S. Supreme Court. The Supreme Court has deferred its decision on the petition for a writ of certiorari to allow the Court of Appeals or the District Court to reconsider its previous decision in light of the Supreme Court’s decision in an unrelated case. In light of the deferral, the Second District Court of Appeals issued an Order on May 15, 2018, recalling the mandate on its earlier decision for further panel review.
Management cannot predict the outcome of these lawsuits. The lawsuits allege no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have an adverse effect on the Fund’s net asset value. The value of the proceeds received by the Fund in connection with the leveraged buyout is approximately $14,059,000.

Annual Report - December 31, 2019

10.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2019, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Large Cap Value Fund (formerly known as Great-West Putnam Equity Income Fund) (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 21, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2019, 96% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 56	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 45	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2020. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, the Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,059,880 for fiscal year 2018 and $1,122,930 for fiscal year 2019.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2018 and $60,000 for fiscal year 2019. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2018 and $0 for fiscal year 2019.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12.	DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 13.	EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 21, 2020